Exhibit 10.1

AMENDMENT NO. 1 TO STATEMENT OF WORK

TO: TERRESTAR NETWORKS

DOCUMENT ID: P07009S0WOIR08 Amendment_No_l, AMENDING DOCUMENT ID P07009S0WOIR08

DATE: JANUARY 22, 2008

1. INTRODUCTION

Elektrobit inc. (“EB”) and TerreStar Networks Inc. (“TerreStar”) are parties to a statement of work dated September 19, 2007 (Document No. P07009S0W01R08, hereinafter the SOW) that defines the scope of technical work to be performed by EB for development of two core engines and two reference phones for TerreStar’s innovative hybrid terrestrial-satellite network. The work is governed by terms and conditions set forth in the Master Development and Licensing Agreement between the parties, as amended.

The parties desire to amend the SOW to include as an additional task of the project described in the SOW, the development of User Interface Definitions, and to add to the parties’ respective responsibilities certain related deliverables, all as hereinafter set forth.

2. AMENDMENTS TO SOW

The SOW is hereby amended, effective the date set forth on the cover page, as follows:

A. Section 2, “PROJECT OVERVIEW,” is amended by adding the following at the end thereof:

“2.8 User Interface Definitions

The Project will include a User Interface (hereinafter “UI”) Definition phase. Ul will be developed for PDA/ Business Phone. UI Definition will consist of:

•	a UI style guide, which describes in generic terms the look and feel of the UI, detailed UI elements of the product and the applications; and

•	a UI Plan, which describes how UI definition will be carried out in detail.

UI Plan will describe in detail the following, separately from the timelines, etc. for other aspects of the Project:

•	worksplit between companies

•	members of the team, and related roles and responsibilities

•	contents of the documents

•	implementation timelines

•	review and approval processes and participants

•	inputs

•	deliverables.”

B. Appendix 2 is amended as follows:

(i) by the addition of the following at the end of Appendix 2A:

Domain	TerreStar Furnished Item	Milestone	Responsible
DOCUMENTATION	UI Requirements for PDA Phone Product Line	M1	TerreStar

C. Appendix 3 is amended as follows:

(i) by the addition of the following at the end of Appendix 3A:

Domain	TerreStar Furnished Item	Milestone	Responsible
DOCUMENTATION	UI Plan	M1	Elektrobit
DOCUMENTATION	UI Style Guide for PDA Product Line	M1	Elektrobit

3. STATUS OF SOW. Except as specifically amended, the SOW remains in full force and effect.

IN WITNESS WHEREOF, the Parties have duly executed this Amendment NO.1 to

[SIGNATURES FOLLOW]

SOW as of the date set forth on the cover page above.

TERRESTAR NETWORKS INC.

By:	/s/ Steve Aubuchon
Name:	Steve Aubuchon
Title:	VP Product Management
Date:	February 8, 2008

ELEKTROBIT, INC.

By:	/s/ Veli-Matti Ihme
Name:	Veli-Matti Ihme
Title:	VP, Global Manager